Exhibit 1.01

Conflict Minerals Report of Avery Dennison Corporation

Overview

This Conflict Minerals Report of Avery Dennison Corporation (the “Company,” “we,” or “us”) for calendar year 2025 was prepared in accordance with Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Section 1502”) and Rule 13p-1 under the Securities Exchange Act of 1934, as amended (“Rule 13p-1”), which require that public companies perform certain procedures and disclose certain information about their use and the origin of “conflict minerals” deemed necessary to the functionality or production of a product they manufacture or contract to be manufactured and which were in their supply chain after January 31, 2013 (referred to in this report as “necessary conflict minerals”). Conflict minerals are defined as columbite- tantalite, cassiterite, gold, wolframite, or their derivatives, which include tantalum, tin and tungsten (collectively referred to as “3TGs”).

We are a global leader in materials science and digital identification solutions. We are Making PossibleTM products and solutions that help advance the industries we serve, providing branding and information solutions that optimize labor and supply chain efficiency; reduce waste and mitigate loss; advance sustainability, circularity and transparency; and better connect brands and consumers. We design and develop labeling and functional materials, radio-frequency identification inlays and tags, software applications that connect the physical and digital, and offerings that enhance branded packaging and carry or display information that improves the customer experience. We serve an array of industries worldwide, including home and personal care, apparel, general retail, e-commerce, logistics, food and grocery, pharmaceuticals and automotive.

Forward-looking Statements

This Conflict Minerals Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, which are not statements of historical fact, contain estimates, assumptions, and/or expectations regarding future events, which may or may not occur. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual events to differ materially from the expectations expressed or implied by such forward-looking statements. These forward-looking statements are made only as of the date of the accompanying Specialized Disclosure Report (Form SD) and we assume no duty to update them to reflect new, changed or unanticipated events or circumstances, other than as may be required by law.

Assessment and Reasonable Country of Origin Inquiry

As a result of our assessment and in consultation with our external advisors, we have concluded in good faith that, during 2025, conflict minerals were necessary to the functionality or production of a substantial minority of products we manufacture or contract to manufacture, the components for which we source from a global supply base.

In accordance with Section 1502 and Rule 13p-1, we performed a “reasonable country of origin inquiry” (RCOI) on necessary conflict minerals to determine whether they were sourced from the Democratic Republic of Congo or adjoining countries (the “Covered Countries”) or come from recycled or scrap sources. We engaged Resources Global Professionals, an independent global professional services firm, to provide us advice and assistance with strategy development, due diligence methodology and reporting.

Due Diligence and Next Steps

In accordance with Rule 13p-1, for the 2025 reporting year, we performed due diligence procedures from February 13, 2026 through April 16, 2026 to determine the source and chain of custody of necessary conflict minerals in our products. We designed our due diligence procedures to conform in all material respects with the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas Third Edition (OECD 2016) (the “OECD Guidance”) and related supplements thereto. This process included surveying all direct material suppliers believed to have provided components containing conflict minerals.

We occupy a downstream position in the supply chain and followed the principles outlined in the OECD Guidance for companies with no direct relationships to smelters or refiners. Our due diligence activities — and, where applicable, next steps to mitigate conflict minerals risk and improve our due diligence procedures — consistent with the OECD Guidance are described below.

Step 1: Establish strong company management systems

•We maintain a policy publicly available on our website at esg.averydennison.com/reports that reflects our goal to refrain from purchasing components containing conflict minerals from the Covered Countries, unless those materials are certified by an independent third party to originate from conflict-free/conformant sources.

•Our governance model to oversee the implementation and ongoing management of our conflict minerals compliance program includes a steering committee performing oversight and ensuring regulatory compliance and a core team responsible for product assessment and the RCOI process. The steering committee engages with senior leadership from our business units and corporate functions to develop, document and maintain a governance structure that enables sustainable compliance and satisfies regulatory requirements.

•We maintain processes to evaluate parts and suppliers in the supply chain for potential conflict minerals risk. Our global supplier standards and restricted substances lists are updated regularly to ensure that suppliers provide information on their use and sourcing of conflict minerals. We periodically engage with industry associations to help enhance transparency and traceability in the supply chains in which we operate. We use standardized documentation to capture key program decisions, processes and procedures and we maintain conflict minerals records for ten years under our document retention policy.

•We have advised suppliers of our conflict minerals policy, have updated our supplier requirements to expressly incorporate the policy, and provided at-risk suppliers with additional information to facilitate their understanding and ensure our compliance with Section 1502 and Rule 13p-1.

•Our Business Conduct GuideLine (the “GuideLine”) is a whistleblower hotline available at all hours for employees or third parties to report potential violations of our Code of Conduct or applicable laws, anonymously if they so choose. The GuideLine may be reached by visiting www.averydennison.com/guidelinereport. The GuideLine is operated by an independent third party and accepts reports in any language to accommodate the needs of our global workforce and customer/supplier base. Parties may use this hotline to provide information or voice their concerns regarding our sourcing and use of conflict minerals. Reports are investigated under the direction of our Chief Compliance Officer, in consultation with our law department and senior management and with Board of Directors oversight primarily by the Governance Committee and, for certain accounting- and finance-related matters, also by the Audit Committee. We prohibit retaliation for good-faith reporting.

Step 2: Identify and assess risks in the supply chain

•We analyzed components of products for necessary conflict minerals and assessed the risks that they contain conflict minerals from the Covered Countries.

•We required identified suppliers to complete a survey based on the Responsible Minerals Initiative (“RMI”) Conflict Minerals Reporting Template, version 6.5.

•We reviewed the responses received and followed up with suppliers that did not return a completed survey. We reviewed survey responses and validated them for completeness and sufficiency. Based on this review, each survey was assigned a conflict minerals status of Out of Scope, Undeterminable, Conformant, or Non-Conformant. Specific supplier corrective actions depend on factors such as supplier size, risk level and supplier capabilities.

•Our core conflict minerals team reviewed aggregate supplier survey responses and key reporting metrics.

•We conducted a review of summary smelter information received to determine if the smelter has been certified as RMI Conformant, indicating the highest degree of certified compliance with RMI protocols and global sourcing standards, or presents a “red flag” as defined by the OECD Guidance. To make the determination of each smelter’s verification status, we relied upon information provided by RMI. RMI conducts a Responsible Minerals Assurance Process through which it certifies smelters and refiners worldwide after confirming specific information, including country of origin, for conflict minerals that the smelter/refiner may purchase for its operations. RMI makes available to the public the list of smelters/refiners that it has certified as Conformant.

Step 3: Design and implement a strategy to respond to identified risks

•We annually conduct a gap analysis after completing our due diligence procedures and we review identified risks and gaps — as well as recommended action plans to mitigate risks and close gaps — with the steering committee.

•Management is responsible for managing the day-to-day risks confronting our businesses, and our Board of Directors oversees enterprise risk management (“ERM”). In performing its oversight role, our Board ensures that the ERM processes designed and implemented by management are functioning effectively and promoting risk-adjusted decision-making. The teams leading our businesses have incorporated ERM into their strategic development and execution, assessing the risks impacting their businesses and implementing and adjusting mitigating actions on an ongoing basis. In addition, we have robust processes that support a strong internal control environment and promote the early identification and ongoing mitigation of risks. In this context, we routinely refine our risk mitigation strategy with the goal of systematically reducing the extent of exposure to significant identified risks and minimizing the likelihood of their occurrence. We continue to refine our risk management plan for risks associated with conflict minerals as part of our ERM processes.

•We continue to implement our conflict minerals risk management plan through our due diligence procedures and obtain additional information regarding our conflict minerals risk exposure.

•Additional fact finding, risk assessments and changes in circumstances are assessed during our annual review of our conflict minerals compliance program.

Step 4: Carry out independent third-party audit of smelter/refiner’s due diligence practices

•In accordance with the OECD Guidance, we continue to build relationships with industry organizations regarding third party audits of smelter/refiner due diligence practices.

Step 5: Report annually on supply chain due diligence

•We have implemented a process annually to summarize, review, and approve conflict minerals compliance results, complete the Specialized Disclosure Report (Form SD) and Conflict Minerals Report required by Rule 13p-1, and timely file them with the Securities and Exchange Commission.

Assessment and RCOI Results for 2025

Based on the process described above, we had the following results from our assessment and RCOI process for the 2025 calendar year:

•Based on the results of our current assessment, approximately 2,000 components used in our products contain conflict minerals. These components are used in products that represented approximately 8% of our consolidated revenues for fiscal year 2025.

•Suppliers providing components containing necessary conflict minerals to our impacted business units were included in the RCOI process. Completed responses were received from 81% of the 85 surveyed suppliers.

•Based on the supplier representations contained in the survey responses received through April 16, 2026, a subset of components provided to us has been determined to contain conflict minerals originating from the Covered Countries. These components primarily originated from smelters/refiners that have been certified by RMI as Conformant. However, suppliers responding to our inquiries indicated that the information provided in their responses was applicable to their customers as a whole, rather than us in particular; as a result, we have been unable to fully determine whether our necessary conflict minerals were specifically sourced from the Covered Countries or came from recycled or scrap sources.

The due diligence procedures described above, including our RCOI process, resulted in the following assertions for calendar year 2025:

•We have been unable to fully determine and describe the specific facilities used to process our necessary conflict minerals.

•Consistent with the OECD Guidance for downstream companies such as us, our efforts to determine the mine or location of origin of our necessary conflict minerals encompassed the due diligence procedures described above and have not been conclusive.

•Our supplier responses included Conformant, Non-Conformant, Undeterminable and Unknown smelters. The status of the reported smelters was 64% Conformant, 1% Non-Conformant and 35% Undeterminable. To provide transparency into our supply chain and based on the information provided by the responding suppliers for 2025, we believe that the facilities that may have been used to process 3TGs in our products include the smelters and refiners listed in the Appendix attached hereto. Only Conformant, Non-Conformant and Undeterminable smelters have been included in the Appendix. Unknown facilities, which are those without sufficient information to reconcile their identity on RMI’s publicly-available lists, have not been included.

•Conformant facilities are those that have successfully completed an assessment evaluating their due diligence systems and processes against the applicable RMI standards. Non-Conformant facilities are those that have undergone an assessment, but did not conform to the standards. Undeterminable facilities are those that are able to undergo an assessment but have not yet committed to doing so, as well as those that are in the pre-assessment, assessment or corrective action phase and have not finalized their assessment.

APPENDIX — Conformant, Non-Conformant and Undeterminable Smelters

Metal	Smelter ID	Smelter Reference List	Smelter Location	RMI Status
Tungsten	CID000004	A.L.M.T. Corp.	Japan	Conformant
Gold	CID000015	Advanced Chemical Company	United States of America	Conformant
Gold	CID000019	Aida Chemical Industries Co., Ltd.	Japan	Conformant
Gold	CID000035	Agosi AG	Germany	Conformant
Gold	CID000041	Almalyk Mining and Metallurgical Complex	Uzbekistan	Conformant
Gold	CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil	Conformant
Gold	CID000077	Argor-Heraeus S.A.	Switzerland	Conformant
Gold	CID000082	ASAHI METALFINE, Inc.	Japan	Conformant
Gold	CID000090	Asaka Riken Co., Ltd.	Japan	Conformant
Gold	CID000103	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Türkiye	Undeterminable
Tungsten	CID000105	Kennametal Huntsville	United States of America	Conformant
Gold	CID000113	Aurubis AG	Germany	Conformant
Gold	CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	Conformant
Gold	CID000157	Boliden Ronnskar	Sweden	Conformant
Gold	CID000176	C. Hafner GmbH + Co. KG	Germany	Conformant
Gold	CID000180	Caridad	Mexico	Undeterminable
Gold	CID000185	CCR Refinery - Glencore Canada Corporation	Canada	Conformant
Gold	CID000189	Cendres + Metaux S.A.	Switzerland	Undeterminable
Gold	CID000197	Yunnan Copper Industry Co., Ltd.	China	Undeterminable
Tantalum	CID000211	Changsha South Tantalum Niobium Co., Ltd.	China	Conformant
Tungsten	CID000218	Guangdong Xianglu Tungsten Co., Ltd.	China	Conformant
Tin	CID000228	Chenzhou Yun Xiang mining limited liability company	China	Conformant
Gold	CID000233	Chimet S.p.A.	Italy	Conformant
Tin	CID000244	Jiangxi Ketai Advanced Material Co., Ltd.	China	Conformant
Tungsten	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	China	Conformant
Gold	CID000264	Chugai Mining	Japan	Conformant
Tungsten	CID000281	CNMC (Guangxi) PGMA Co., Ltd.	China	Undeterminable
Tantalum	CID000291	Guangdong Rising Rare Metals-EO Materials Ltd.	China	Conformant
Tin	CID000292	Alpha Assembly Solutions Inc	United States of America	Conformant
Tin	CID000295	Cooperativa Metalurgica de Rondônia Ltda.	Brazil	Conformant
Tin	CID000306	CV Gita Pesona	Indonesia	Conformant
Tin	CID000307	PT Justindo	Indonesia	Conformant
Tin	CID000308	CV Makmur Jaya	Indonesia	Non-Conformant
Tin	CID000309	PT Aries Kencana Sejahtera	Indonesia	Conformant
Tin	CID000313	PT Premium Tin Indonesia	Indonesia	Conformant
Tin	CID000315	CV United Smelting	Indonesia	Conformant
Gold	CID000343	Daye Non-Ferrous Metals Mining Ltd.	China	Undeterminable
Gold	CID000359	DSC (Do Sung Corporation)	Republic of Korea	Conformant
Gold	CID000362	DODUCO Contacts and Refining GmbH	Germany	Conformant
Tin	CID000377	Dongguan Best Alloys Co., Ltd.	China	Conformant
Gold	CID000401	Dowa	Japan	Conformant
Tin	CID000402	Dowa	Japan	Conformant
Gold	CID000425	Eco-System Recycling Co., Ltd. East Plant	Japan	Conformant
Tin	CID000438	EM Vinto	Plurinational State of Bolivia	Conformant

Metal	Smelter ID	Smelter Reference List	Smelter Location	RMI Status
Tin	CID000448	Estanho de Rondnia S.A.	Brazil	Conformant
Tantalum	CID000460	F&X Electro-Materials Ltd.	China	Conformant
Tin	CID000466	Feinhutte Halsbrucke GmbH	Germany	Conformant
Tin	CID000468	Fenix Metals	Poland	Conformant
Gold	CID000493	JSC Novosibirsk Refinery	Russian Federation	Undeterminable
Gold	CID000522	Refinery of Seemine Gold Co., Ltd.	China	Conformant
Tin	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China	Conformant
Tin	CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	China	Undeterminable
Tungsten	CID000568	Global Tungsten & Powders LLC	United States of America	Conformant
Tin	CID000572	Gold Bell Group	China	Conformant
Tantalum	CID000616	XIMEI RESOURCES (GUANGDONG) LIMITED	China	Conformant
Gold	CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	China	Undeterminable
Gold	CID000689	LT Metal Ltd.	Republic of Korea	Conformant
Gold	CID000694	Heimerle + Meule GmbH	Germany	Conformant
Gold	CID000707	Heraeus Metals Hong Kong Ltd.	China	Conformant
Gold	CID000711	Heraeus Germany GmbH Co. KG	Germany	Conformant
Tin	CID000760	Huichang Jinshunda Tin Co., Ltd.	China	Conformant
Tungsten	CID000766	Hunan Chenzhou Mining Co., Ltd.	China	Conformant
Gold	CID000767	Hunan Chenzhou Mining Co., Ltd.	China	Undeterminable
Tungsten	CID000769	Hunan Jintai New Material Co., Ltd.	China	Undeterminable
Gold	CID000773	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China	Undeterminable
Gold	CID000778	HwaSeong CJ CO., LTD.	Republic of Korea	Undeterminable
Gold	CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China	Conformant
Gold	CID000807	Ishifuku Metal Industry Co., Ltd.	Japan	Conformant
Gold	CID000814	Istanbul Gold Refinery	Türkiye	Conformant
Gold	CID000823	Japan Mint	Japan	Conformant
Tungsten	CID000825	Japan New Metals Co., Ltd.	Japan	Conformant
Gold	CID000855	Jiangxi Copper Co., Ltd.	China	Conformant
Tantalum	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China	Conformant
Tantalum	CID000917	Jiujiang Tanbre Co., Ltd.	China	Conformant
Gold	CID000920	Asahi Refining USA Inc.	United States of America	Conformant
Gold	CID000924	Asahi Refining Canada Ltd.	Canada	Conformant
Gold	CID000927	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	Undeterminable
Gold	CID000929	JSC Uralelectromed	Russian Federation	Undeterminable
Gold	CID000937	JX Nippon Mining & Metals Co., Ltd.	Japan	Conformant
Tin	CID000942	Gejiu Kai Meng Industry and Trade LLC	China	Undeterminable
Gold	CID000956	Kazakhmys Smelting LLC	Kazakhstan	Undeterminable
Gold	CID000957	Kazzinc	Kazakhstan	Conformant
Tungsten	CID000966	Kennametal Fallon	United States of America	Conformant
Gold	CID000969	Kennecott Utah Copper LLC	United States of America	Conformant
Gold	CID000981	Kojima Chemicals Co., Ltd.	Japan	Conformant
Gold	CID001029	Kyrgyzaltyn JSC	Kyrgyzstan	Undeterminable
Gold	CID001032	L'azurde Company For Jewelry	Saudi Arabia	Undeterminable
Gold	CID001056	Lingbao Gold Co., Ltd.	China	Undeterminable

Metal	Smelter ID	Smelter Reference List	Smelter Location	RMI Status
Gold	CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China	Undeterminable
Tin	CID001063	Linwu Xianggui Ore Smelting Co., Ltd.	China	Conformant
Tin	CID001070	China Tin Group Co., Ltd.	China	Conformant
Tantalum	CID001076	AMG Brasil	Brazil	Conformant
Gold	CID001078	LS MnM Inc.	Republic of Korea	Conformant
Gold	CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China	Undeterminable
Tin	CID001105	Malaysia Smelting Corporation	Malaysia	Conformant
Gold	CID001113	Materion	United States of America	Conformant
Gold	CID001119	Matsuda Sangyo Co., Ltd.	Japan	Conformant
Tin	CID001142	Metallic Resources, Inc.	United States of America	Conformant
Tin	CID001143	Metallo Chimique	Belgium	Conformant
Gold	CID001147	Metalor Technologies (Suzhou) Ltd.	China	Conformant
Gold	CID001149	Metalor Technologies (Hong Kong) Ltd.	China	Conformant
Gold	CID001152	Metalor Technologies (Singapore) Pte., Ltd.	Singapore	Conformant
Gold	CID001153	Metalor Technologies S.A.	Switzerland	Conformant
Gold	CID001157	Metalor USA Refining Corporation	United States of America	Conformant
Gold	CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico	Conformant
Tantalum	CID001163	Metallurgical Products India Pvt., Ltd.	India	Conformant
Tin	CID001173	Mineracao Taboca S.A.	Brazil	Conformant
Tantalum	CID001175	Mineracao Taboca S.A.	Brazil	Conformant
Tin	CID001182	Minsur	Peru	Conformant
Gold	CID001188	Mitsubishi Materials Corporation	Japan	Conformant
Tin	CID001191	Ikuno Tin Smelter	Japan	Conformant
Tantalum	CID001192	Mitsui Mining and Smelting Co., Ltd.	Japan	Conformant
Gold	CID001193	Mitsui Mining and Smelting Co., Ltd.	Japan	Conformant
Tantalum	CID001200	NPM Silmet AS	Estonia	Conformant
Gold	CID001204	Moscow Special Alloys Processing Plant	Russian Federation	Undeterminable
Gold	CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	Türkiye	Conformant
Tin	CID001231	Jiangxi New Nanshan Technology Ltd.	China	Undeterminable
Gold	CID001236	Navoi Mining and Metallurgical Combinat	Uzbekistan	Conformant
Gold	CID001259	Nihon Material Co., Ltd.	Japan	Conformant
Tantalum	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	China	Conformant
Tin	CID001305	Novosibirsk Tin Combine	Russian Federation	Undeterminable
Tin	CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand	Conformant
Gold	CID001325	Ohura Precious Metal Industry Co., Ltd.	Japan	Conformant
Gold	CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant"	Russian Federation	Undeterminable
Tin	CID001337	OMSA	Bolivia	Conformant
Gold	CID001352	MKS PAMP SA	Switzerland	Conformant
Gold	CID001362	Penglai Penggang Gold Industry Co., Ltd.	China	Undeterminable
Gold	CID001386	Prioksky Plant of Non-Ferrous Metals	Russian Federation	Undeterminable
Tin	CID001393	PT Alam Lestari Kencana	Indonesia	Conformant
Gold	CID001397	PT Aneka Tambang (Persero) Tbk	Indonesia	Conformant
Tin	CID001399	PT Artha Cipta Langgeng	Indonesia	Conformant
Tin	CID001402	PT Babel Inti Perkasa	Indonesia	Undeterminable
Tin	CID001406	PT Babel Surya Alam Lestari	Indonesia	Undeterminable
Tin	CID001409	PT Bangka Kudai Tin	Indonesia	Conformant

Metal	Smelter ID	Smelter Reference List	Smelter Location	RMI Status
Tin	CID001412	PT Bangka Putra Karya	Indonesia	Conformant
Tin	CID001419	PT Bangka Tin Industry	Indonesia	Conformant
Tin	CID001421	PT Belitung Industri Sejahtera	Indonesia	Undeterminable
Tin	CID001424	PT BilliTin Makmur Lestari	Indonesia	Conformant
Tin	CID001428	PT Bukit Timah	Indonesia	Undeterminable
Tin	CID001434	PT DS Jaya Abadi	Indonesia	Conformant
Tin	CID001438	pt Eunindo Usaha Mandiri	Indonesia	Conformant
Tin	CID001442	PT Fang Di MulTindo	Indonesia	Conformant
Tin	CID001445	PT HP Metals Indonesia	Indonesia	Non-Conformant
Tin	CID001448	PT Karimun Mining	Indonesia	Conformant
Tin	CID001449	PT KOBA TIN	Indonesia	Conformant
Tin	CID001453	PT Mitra Stania Prima	Indonesia	Conformant
Tin	CID001457	PT Panca Mega Persada	Indonesia	Conformant
Tin	CID001458	PT Prima Timah Utama	Indonesia	Conformant
Tin	CID001460	PT Refined Bangka Tin	Indonesia	Undeterminable
Tin	CID001463	PT Sariwiguna Binasentosa	Indonesia	Undeterminable
Tin	CID001466	PT Seirama Tin Investment	Indonesia	Conformant
Tin	CID001468	PT Stanindo Inti Perkasa	Indonesia	Undeterminable
Tin	CID001471	PT Sumber Jaya Indah	Indonesia	Conformant
Tin	CID001477	Kundur Smelter	Indonesia	Conformant
Tin	CID001482	PT Timah Tbk Mentok	Indonesia	Conformant
Tin	CID001486	Smelter not yet identified	Unknown	Undeterminable
Tin	CID001490	PT Tinindo Inter Nusa	Indonesia	Undeterminable
Tin	CID001493	PT Tommy Utama	Indonesia	Undeterminable
Gold	CID001498	PX Precinox S.A.	Switzerland	Conformant
Tantalum	CID001508	QuantumClean	United States of America	Conformant
Gold	CID001512	Rand Refinery (Pty) Ltd.	South Africa	Conformant
Tantalum	CID001522	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China	Conformant
Gold	CID001534	Royal Canadian Mint	Canada	Conformant
Tin	CID001539	Rui Da Hung	Taiwan, Province of China	Conformant
Gold	CID001546	Sabin Metal Corp.	United States of America	Undeterminable
Gold	CID001555	Samduck Precious Metals	Republic of Korea	Undeterminable
Gold	CID001562	Samwon Metals Corp.	Republic of Korea	Undeterminable
Gold	CID001585	SEMPSA Joyeria Plateria S.A.	Spain	Conformant
Gold	CID001619	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China	Undeterminable
Gold	CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China	Conformant
Gold	CID001736	Sichuan Tianze Precious Metals Co., Ltd.	China	Conformant
Gold	CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	Undeterminable
Tin	CID001758	Soft Metais Ltda.	Brazil	Conformant
Gold	CID001761	Solar Applied Materials Technology Corp.	Taiwan, Province of China	Conformant
Tantalum	CID001769	Solikamsk Magnesium Works OAO	Russian Federation	Undeterminable
Gold	CID001798	Sumitomo Metal Mining Co., Ltd.	Japan	Conformant
Gold	CID001810	Super Dragon Technology Co., Ltd.	Taiwan, Province of China	Undeterminable
Tantalum	CID001869	Taki Chemical Co., Ltd.	Japan	Conformant
Gold	CID001875	Tanaka Kikinzoku Kogyo K.K.	Japan	Conformant

Metal	Smelter ID	Smelter Reference List	Smelter Location	RMI Status
Tantalum	CID001891	Telex Metals	United States of America	Conformant
Tin	CID001898	Thaisarco	Thailand	Conformant
Tin	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China	Undeterminable
Gold	CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	China	Undeterminable
Gold	CID001916	Shan Dong Huangjin	China	Conformant
Gold	CID001938	Tokuriki Honten Co., Ltd.	Japan	Conformant
Gold	CID001947	Tongling Nonferrous Metals Group Co., Ltd.	China	Undeterminable
Gold	CID001955	Torecom	Republic of Korea	Undeterminable
Tantalum	CID001969	Ulba Metallurgical Plant JSC	Kazakhstan	Conformant
Gold	CID001980	Umicore S.A. Business Unit Precious Metals Refining	Belgium	Conformant
Gold	CID001993	United Precious Metal Refining, Inc.	United States of America	Conformant
Gold	CID002003	Valcambi S.A.	Switzerland	Conformant
Tin	CID002015	VQB Mineral and Trading Group JSC	Viet Nam	Undeterminable
Gold	CID002030	Western Australian Mint (T/a The Perth Mint)	Australia	Conformant
Tin	CID002036	White Solder Metalurgia e Mineracao Ltda.	Brazil	Conformant
Tungsten	CID002044	Wolfram Bergbau und Hutten AG	Austria	Conformant
Tungsten	CID002082	Xiamen Tungsten Co., Ltd.	China	Conformant
Gold	CID002100	Kochi daiicihi Yamaminami plant	Japan	Conformant
Gold	CID002129	Yokohama Metal Co., Ltd.	Japan	Conformant
Tin	CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China	Undeterminable
Tin	CID002180	China Yunnan Tin Co Ltd.	China	Conformant
Gold	CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China	Conformant
Gold	CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	China	Conformant
Gold	CID002282	Morris and Watson	New Zealand	Undeterminable
Gold	CID002290	SAFINA A.S.	Czechia	Conformant
Tungsten	CID002313	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China	Undeterminable
Gold	CID002314	Umicore Precious Metals Thailand	Thailand	Undeterminable
Tungsten	CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China	Conformant
Tungsten	CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	China	Conformant
Tungsten	CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China	Conformant
Tungsten	CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China	Conformant
Tungsten	CID002319	Malipo Haiyu Tungsten Co., Ltd.	China	Conformant
Tungsten	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	China	Conformant
Tungsten	CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	China	Conformant
Tin	CID002455	CV Venus Inti Perkasa	Indonesia	Undeterminable
Tin	CID002468	Magnu's Minerais Metais e Ligas Ltda.	Brazil	Conformant
Tin	CID002478	PT Tirus Putra Mandiri	Indonesia	Undeterminable
Tin	CID002479	PT Wahana Perkit Jaya	Indonesia	Conformant
Tantalum	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	China	Conformant
Tungsten	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	China	Conformant
Tin	CID002500	Melt Metais e Ligas S.A.	Brazil	Undeterminable
Tungsten	CID002502	Asia Tungsten Products Vietnam Ltd.	Viet Nam	Conformant
Tin	CID002503	PT ATD Makmur Mandiri Jaya	Indonesia	Conformant

Metal	Smelter ID	Smelter Reference List	Smelter Location	RMI Status
Tantalum	CID002504	D Block Metals, LLC	United States of America	Conformant
Tantalum	CID002505	FIR Metals & Resource Ltd.	China	Conformant
Tantalum	CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China	Conformant
Tantalum	CID002508	XinXing HaoRong Electronic Material Co., Ltd.	China	Conformant
Gold	CID002509	MMTC-PAMP India Pvt., Ltd.	India	Conformant
Gold	CID002511	KGHM Polska Miedz S.A.	Poland	Conformant
Tantalum	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China	Conformant
Tungsten	CID002513	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	China	Undeterminable
Gold	CID002515	Fidelity Printers and Refiners Ltd.	Zimbabwe	Undeterminable
Gold	CID002516	Singway Technology Co., Ltd.	Taiwan, Province of China	Undeterminable
Tin	CID002517	O.M. Manufacturing Philippines, Inc.	Philippines	Conformant
Gold	CID002525	Shandong Humon Smelting Co., Ltd.	China	Undeterminable
Gold	CID002527	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China	Undeterminable
Tin	CID002530	PT Inti Stania Prima	Indonesia	Conformant
Tantalum	CID002539	KEMET Blue Metals	Mexico	Conformant
Tungsten	CID002541	H.C. Starck Tungsten GmbH	Germany	Conformant
Tungsten	CID002542	H.C. Starck Smelting GmbH & Co. KG	Germany	Conformant
Tungsten	CID002543	Masan High-Tech Materials	Viet Nam	Conformant
Tantalum	CID002544	H.C. Starck Co., Ltd.	Thailand	Conformant
Tantalum	CID002545	TANIOBIS GmbH	Germany	Conformant
Tantalum	CID002547	H.C. Starck Hermsdorf GmbH	Germany	Undeterminable
Tantalum	CID002548	H.C. Starck Inc.	United States of America	Conformant
Tantalum	CID002549	TANIOBIS Japan Co., Ltd.	Japan	Conformant
Tantalum	CID002550	H.C. Starck Smelting GmbH & Co. KG	Germany	Conformant
Tungsten	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China	Conformant
Tantalum	CID002557	Global Advanced Metals Boyertown	United States of America	Conformant
Tantalum	CID002558	Global Advanced Metals Aizu	Japan	Conformant
Gold	CID002560	Al Etihad Gold Refinery DMCC	United Arab Emirates	Undeterminable
Gold	CID002561	Emirates Gold DMCC	United Arab Emirates	Undeterminable
Gold	CID002562	International Precious Metal Refiners	United Arab Emirates	Undeterminable
Tin	CID002570	CV Ayi Jaya	Indonesia	Conformant
Tin	CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam	Undeterminable
Tin	CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam	Undeterminable
Gold	CID002580	T.C.A S.p.A	Italy	Conformant
Gold	CID002582	REMONDIS PMR B.V.	Netherlands	Conformant
Gold	CID002584	Fujairah Gold FZC	United Arab Emirates	Undeterminable
Gold	CID002587	Industrial Refining Company	Belgium	Conformant
Gold	CID002588	Shirpur Gold Refinery Ltd.	India	Undeterminable
Tungsten	CID002589	Niagara Refining LLC	United States of America	Conformant
Tin	CID002592	CV Dua Sekawan	Indonesia	Conformant
Tin	CID002593	CV Tiga Sekawan	Indonesia	Conformant
Gold	CID002605	Korea Zinc Co., Ltd.	Republic of Korea	Conformant
Gold	CID002606	Marsam Metals	Brazil	Undeterminable
Gold	CID002615	TOO Tau-Ken-Altyn	Kazakhstan	Conformant
Tungsten	CID002641	China Molybdenum Tungsten Co., Ltd.	China	Conformant

Metal	Smelter ID	Smelter Reference List	Smelter Location	RMI Status
Tungsten	CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	China	Conformant
Tungsten	CID002649	Hydrometallurg, JSC	Russian Federation	Undeterminable
Tungsten	CID002660	Uzbek Refractory and Heat-Resistant Metals	Uzbekistan	Undeterminable
Tin	CID002696	PT Cipta Persada Mulia	Indonesia	Conformant
Tin	CID002703	An Vinh Joint Stock Mineral Processing Company	Viet Nam	Undeterminable
Tin	CID002706	Resind Industria e Comercio Ltda.	Brazil	Conformant
Tantalum	CID002707	Resind Ind e Com Ltda.	Brazil	Conformant
Gold	CID002708	Abington Reldan Metals, LLC	United States of America	Conformant
Tungsten	CID002724	Unecha Refractory metals plant	Russian Federation	Undeterminable
Gold	CID002750	Shenzhen CuiLu Gold Co., Ltd.	China	Undeterminable
Tin	CID002756	Super Ligas	Brazil	Conformant
Tin	CID002757	PT O.M. Indonesia	Indonesia	Non-Conformant
Gold	CID002760	Albino Mountinho Lda.	Portugal	Undeterminable
Gold	CID002761	SAAMP	France	Undeterminable
Gold	CID002762	L'Orfebre S.A.	Andorra	Undeterminable
Gold	CID002763	8853 S.p.A.	Italy	Undeterminable
Gold	CID002765	Italpreziosi	Italy	Conformant
Tin	CID002773	Aurubis Beerse	Belgium	Conformant
Tin	CID002774	Aurubis Berango	Spain	Conformant
Tin	CID002776	PT Bangka Prima Tin	Indonesia	Conformant
Gold	CID002778	WIELAND Edelmetalle GmbH	Germany	Conformant
Gold	CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria	Undeterminable
Tin	CID002816	PT Sukses Inti Makmur	Indonesia	Conformant
Tin	CID002825	An Thai Minerals Co., Ltd.	Viet Nam	Conformant
Tungsten	CID002827	Philippine Chuangxin Industrial Co., Inc.	Philippines	Conformant
Tin	CID002829	PT Kijang Jaya Mandiri	Indonesia	Conformant
Tin	CID002834	Thai Nguyen Mining and Metallurgy Co., Ltd.	Viet Nam	Conformant
Tin	CID002835	PT Menara Cipta Mulia	Indonesia	Conformant
Tantalum	CID002842	Jiangxi Tuohong New Raw Material	China	Conformant
Tin	CID002844	HuiChang Hill Tin Industry Co., Ltd.	China	Conformant
Tungsten	CID002845	Moliren Ltd.	Russian Federation	Undeterminable
Tin	CID002848	Gejiu Fengming Metallurgy Chemical Plant	China	Conformant
Tin	CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	China	Conformant
Gold	CID002850	AU Traders and Refiners	South Africa	Undeterminable
Gold	CID002852	GGC Gujrat Gold Centre Pvt. Ltd.	India	Undeterminable
Gold	CID002857	Modeltech Sdn Bhd	Malaysia	Undeterminable
Tin	CID002858	Modeltech Sdn Bhd	Malaysia	Undeterminable
Gold	CID002863	Bangalore Refinery	India	Conformant
Gold	CID002865	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation	Undeterminable
Gold	CID002867	Degussa Sonne / Mond Goldhandel GmbH	Germany	Undeterminable
Gold	CID002872	Pease & Curren	United States of America	Undeterminable
Gold	CID002893	JALAN & Company	India	Undeterminable
Gold	CID002918	SungEel HiMetal Co., Ltd.	Republic of Korea	Conformant
Gold	CID002919	Planta Recuperadora de Metales SpA	Chile	Conformant
Gold	CID002920	ABC Refinery Pty Ltd.	Australia	Undeterminable

Metal	Smelter ID	Smelter Reference List	Smelter Location	RMI Status
Gold	CID002973	Safimet S.p.A	Italy	Undeterminable
Tin	CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China	Conformant
Gold	CID003153	State Research Institute Center for Physical Sciences and Technology	Lithuania	Undeterminable
Tin	CID003154	Da Nang Processing Import and Export Joint Stock	Viet Nam	Conformant
Gold	CID003185	African Gold Refinery	Uganda	Undeterminable
Gold	CID003186	Gold Coast Refinery	Ghana	Undeterminable
Gold	CID003189	NH Recytech Company	Republic of Korea	Conformant
Tin	CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	China	Conformant
Tin	CID003205	PT Bangka Serumpun	Indonesia	Conformant
Gold	CID003324	QG Refining, LLC	United States of America	Undeterminable
Tin	CID003325	Tin Technology & Refining	United States of America	Conformant
Gold	CID003348	Dijllah Gold Refinery FZC	United Arab Emirates	Undeterminable
Tin	CID003356	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China	Undeterminable
Tin	CID003379	Ma'anshan Weitai Tin Co., Ltd.	China	Undeterminable
Tin	CID003380	PT Masbro Alam Stania	Indonesia	Undeterminable
Tin	CID003381	PT Rajawali Rimba Perkasa	Indonesia	Conformant
Gold	CID003382	CGR Metalloys Pvt Ltd.	India	Undeterminable
Gold	CID003383	Sovereign Metals	India	Undeterminable
Tin	CID003387	Luna Smelter, Ltd.	Rwanda	Conformant
Tungsten	CID003388	KGETS Co., Ltd.	Republic of Korea	Conformant
Tin	CID003397	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China	Conformant
Tungsten	CID003401	Fujian Ganmin RareMetal Co., Ltd.	China	Conformant
Tungsten	CID003407	Lianyou Metals Co., Ltd.	Taiwan, Province of China	Conformant
Tungsten	CID003408	JSC "Kirovgrad Hard Alloys Plant"	Russian Federation	Undeterminable
Tin	CID003409	Precious Minerals and Smelting Limited	India	Undeterminable
Tin	CID003410	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China	Undeterminable
Tungsten	CID003416	NPP Tyazhmetprom LLC	Russian Federation	Undeterminable
Tungsten	CID003417	Hubei Green Tungsten Co., Ltd.	China	Conformant
Gold	CID003424	Eco-System Recycling Co., Ltd. North Plant	Japan	Conformant
Gold	CID003425	Eco-System Recycling Co., Ltd. West Plant	Japan	Conformant
Tungsten	CID003427	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil	Undeterminable
Tin	CID003449	PT Mitra Sukses Globalindo	Indonesia	Conformant
Gold	CID003461	Augmont Enterprises Private Limited	India	Undeterminable
Gold	CID003463	Kundan Care Products Ltd.	India	Undeterminable
Tungsten	CID003468	Cronimet Brasil Ltda	Brazil	Conformant
Tin	CID003486	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil	Undeterminable
Gold	CID003487	Emerald Jewel Industry India Limited (Unit 1)	India	Undeterminable
Gold	CID003488	Emerald Jewel Industry India Limited (Unit 2)	India	Undeterminable
Gold	CID003489	Emerald Jewel Industry India Limited (Unit 3)	India	Undeterminable
Gold	CID003490	Emerald Jewel Industry India Limited (Unit 4)	India	Undeterminable
Gold	CID003497	K.A. Rasmussen	Norway	Undeterminable
Gold	CID003500	Alexy Metals	United States of America	Undeterminable
Tin	CID003504	Conecsus LLC	United States of America	Undeterminable

Metal	Smelter ID	Smelter Reference List	Smelter Location	RMI Status
Tin	CID003524	CRM Synergies	Spain	Conformant
Gold	CID003548	MD Overseas	India	Undeterminable
Gold	CID003557	Metallix Refining Inc.	United States of America	Undeterminable
Gold	CID003575	Metal Concentrators SA (Pty) Ltd.	South Africa	Conformant
Tin	CID003582	Fabrica Auricchio Industria e Comercio Ltda.	Brazil	Undeterminable
Tantalum	CID003583	RFH Yancheng Jinye New Material Technology Co., Ltd.	China	Conformant
Tungsten	CID003609	Fujian Xinlu Tungsten Co., Ltd.	China	Conformant
Tungsten	CID003612	OOO “Technolom” 2	Russian Federation	Undeterminable
Tungsten	CID003614	OOO “Technolom” 1	Russian Federation	Undeterminable
Gold	CID003615	WEEEREFINING	France	Undeterminable
Gold	CID003641	Gold by Gold Colombia	Colombia	Conformant
Tungsten	CID003662	YUDU ANSHENG TUNGSTEN CO., LTD.	China	Undeterminable
Gold	CID003663	Dongwu Gold Group	China	Undeterminable
Gold	CID003666	SAM Precious Metals FZ-LLC	United Arab Emirates	Undeterminable
Gold	CID003690	NOBLE METAL SERVICES	United States of America	Undeterminable
Tin	CID003831	DS Myanmar	Myanmar	Conformant
Tin	CID003868	PT Putera Sarana Shakti	Indonesia	Conformant
Tantalum	CID003926	5D Production OU	Estonia	Undeterminable
Tungsten	CID003993	Tungsten Vietnam Joint Stock Company	Viet Nam	Conformant
Gold	CID004010	Coimpa Industrial LTDA	Brazil	Conformant
Tungsten	CID004034	Nam Viet Cromit Joint Stock Company	Viet Nam	Undeterminable
Tantalum	CID004054	PowerX Ltd.	Rwanda	Conformant
Tin	CID004065	Mining Minerals Resources SARL	Democratic Republic of the Congo	Conformant
Tungsten	CID004397	Lianyou Resources Co., Ltd.	Taiwan, Province of China	Conformant
Tin	CID004403	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	Japan	Conformant
Tungsten	CID004430	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	China	Conformant
Tin	CID004434	Malaysia Smelting Corporation Berhad (Port Klang)	Malaysia	Conformant
Gold	CID004435	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	China	Undeterminable
Tungsten	CID004438	Philippine Carreytech Metal Corp.	Philippines	Undeterminable
Gold	CID004491	TITAN COMPANY LIMITED, JEWELLERY DIVISION	India	Undeterminable
Gold	CID004506	GG Refinery Ltd.	Tanzania, United Republic of	Conformant
Gold	CID004604	Impala Refineries – Base Metals Refinery (BMR)	South Africa	Conformant
Gold	CID004610	Impala Platinum - Rustenburg Smelter	South Africa	Conformant
Tungsten	CID004619	KENEE MINING VIETNAM COMPANY LIMITED	Viet Nam	Conformant
Tin	CID004692	RIKAYAA GREENTECH PRIVATE LIMITED	India	Undeterminable
Gold	CID004697	Attero Recycling Pvt Ltd	India	Undeterminable
Gold	CID004714	Impala Platinum - Platinum Metals Refinery (PMR)	South Africa	Conformant
Tin	CID004724	Woodcross Smelting Company Limited	Uganda	Conformant
Tin	CID004754	Global Advanced Metals Greenbushes Pty Ltd.	Australia	Conformant
Gold	CID004755	Elite Industech Co., Ltd.	Taiwan, Province of China	Conformant

Metal	Smelter ID	Smelter Reference List	Smelter Location	RMI Status
Tin	CID004796	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	China	Undeterminable
Tungsten	CID004797	Philippine Bonway Manufacturing Industrial Corporation	Philippines	Conformant
Tantalum	CID004813	Jiangxi Suns Nonferrous Materials Co. Ltd.	China	Undeterminable
Gold	CID005006	Gasabo Gold Refinery Ltd	Rwanda	Undeterminable
Tungsten	CID005012	Jing Yuan Tungsten Technology Co., Ltd.	Taiwan, Province of China	Conformant
Gold	CID005014	Minera Titán del Perú SRL - Belen Plant	Peru	Undeterminable
Tin	CID005067	PT Arsed Indonesia	Indonesia	Conformant
Tungsten	CID005068	S.P.T. spol.s r.o.	Czechia	Undeterminable
Tin	CID005189	P Kay Metal, Inc	United States of America	Undeterminable
Tungsten	CID005248	Tungamoy Metals Inc.	Republic of Korea	Undeterminable